UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934


                                DECEMBER 6, 2001
              -----------------------------------------------------
                Date of Report (Date of earliest event reported)


                               FOSTER WHEELER LTD.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    BERMUDA                      1-286-2                        22-3802649
------------------      ------------------------------       -------------
(State of Incorporation)  (Commission File Number)           (IRS Employer
                                                            Identification No.)


                PERRYVILLE CORPORATE PARK, CLINTON, NJ 08809-4000
                -------------------------------------------------
                     (Address of Principal Executive Office)


                                 (908) 730-4000
                              ---------------------
              (Registrant's Telephone Number, Including Area Code)


                                (NOT APPLICABLE)
                    ----------------------------------------
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 5.     Other Events

         On December 6, 2001, Foster Wheeler Ltd. issued a press release, a copy of which is annexed hereto as Exhibit 99.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)         Financial Statements.

            None.

(b)         Pro Forma Financial Information.

            None.

(c)         Exhibits.

                Exhibit 99 Press Release dated December 6, 2001.




                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FOSTER WHEELER LTD.



Date:   December 6, 2001                          By: /s/ Thomas R. O'Brien
                                                      ------------------------
                                                      Thomas R. O'Brien
                                                      General Counsel and
                                                      Senior Vice President





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